UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): August 8, 2007

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D
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             (Exact name of Registrant as specified in its Charter)

                        III-C: 0-18634          III-C: 73-1356542
   Oklahoma             III-D: 0-18936          III-D: 73-1357374
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(State or other          (Commission            (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [     ] Written  communications  pursuant to Rule 425 under the Securities
              Act (17 CFR 230.425)
      [     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
              (17 CFR 240.14a-12)
      [     ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [     ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On August 8, 2007, the Geodyne Energy Income Limited Partnership III-C and Geodyne Energy Income Limited Partnership III-D (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Asset Clearinghouse auction in Houston, Texas. Samson Resources Company, an affiliate of the General Partner, purchased properties from the III-C and III-D Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $16,000 and $13,000, respectively. In addition, Samson Lone Star, LLC, another affiliate of the General Partner, purchased properties located in Texas from the III-C and III-D Partnerships through the same competitive bidding process at the auction for total net proceeds of approximately $768,000 and $634,000, respectively. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                         Reserves
       Number                             Sold as         Reserve
          of   Location    Number       of 12/31/06        Value
        Wells     of         of         Oil     Gas         Sold        Net
P/ship  Sold  Properties Purchasers   (Bbls)   (Mcf)      12/31/06    Proceeds
------ ------ ---------- ----------   ------- --------   ----------  ----------

 III-C   29   New Mexico      4       14,358   311,828     $716,321    $849,000
              and Texas

 III-D   29   New Mexico      4       11,856   257,363      591,387     657,000
              and Texas

      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less transaction costs, will be included in the November 15, 2007 cash distributions paid by the Partnerships.

        This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before August 29, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                      PARTNERSHIP III-C
                                    GEODYNE ENERGY INCOME LIMITED
                                      PARTNERSHIP III-D

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                        //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: August 14, 2007


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